                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                   ----------
                                    FORM 8-K

                                 CURRENT REPORT
    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURTIES AND EXCHANGE ACT OF 1934



                         Date of Report: August 4, 2004
                 Date of earliest event reported: August 4, 2004

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                               AMISTAR CORPORATION
             (Exact name of registrant as specified in its Charter)
--------------------------------------------------------------------------------

          CALIFORNIA                                             95-2747332
(State or other jurisdiction of                               (I.R.S. Employer
 incorporation or organization)                              Identification No.)

                                     0-13403
                                   (Commission
                                  file number)

                                237 VIA VERA CRUZ
                            SAN MARCOS, CA92078-2698
                         (Address of principal executive
                                    offices)

                            AREA CODE (760) 471-1700
                         (Registrant's telephone number,
                              including area code)

ITEM 7 (c). EXHIBITS

Exhibit 99-Press Release of Amistar Corporation dated August 4, 2004, reporting Amistar's financial results for the second quarter 2004.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On August 4, 2004, Amistar Corporation issued a press release announcing its financial results for the second quarter of 2004. A copy of the press release is furnished as Exhibit 99 to this report and is incorporated herein by reference.


                                    SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: August 4, 2004                       Amistar Corporation


                                           By: /s/ Gregory D. Leiser
                                               -------------------------
                                               Gregory D. Leiser
                                               Vice President Finance and
                                               Chief Financial Officer